November 13-15, 2006
JPMorgan Small/Mid Cap Conference
J. Keith Lousteau – Chief Financial Officer, Executive Vice President & Treasurer
Joseph M. Bennett – Senior VP, Principal Accounting Officer, Chief Investor Relations Officer
Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING STATEMENTS

3 Our Workplace

4 18 10 8 9 5 5 4 1 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005 2006 Lost Time Accidents Fiscal Years

5 Total Recordable Incident Rates Calendar Years 1.5 0 0.5 1 2001 2002 2003 2004 2005 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP “Safest Company In The Industry”

Tidewater
Largest new fleet in the industry … and counting
Second highest dividend yield of the OSX
(One of the) strongest balance sheets of the OSX
Repurchasing common shares
International, International, International …. also Gulf of
Mexico.
First call consensus earnings FYE ’07: $ 5.59 per share

… And Also
Favorable commodity prices
E&P spending up
Rig count up
New rig construction
Strong demand in virtually all areas of operation
Growing financial effect of “new” fleet
Favorable tax changes

Active Vessel Count By Region
(excludes stacked vessels)
A Strong Global Presence
North
America
60 (16%)
Central/
South
America
99 (26%)
West
Africa
133 (36%)
Europe/M.E.
38 (10%)
Far East
44 (12%)
Vessel count above includes only active vessels

9 79% of fiscal 2006 and 77% of YTD fiscal 2007 revenue generated in international markets Areas of Opportunity Grow International Market Share

International Vessel
Dayrates and Utilization
$100 change in dayrate = $9.6M in revenue
1% change in utilization = $9.3M in revenue
40%
50%
60%
70%
80%
9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500

International Dayrates
New Vessels
Remaining Vessels
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06

Domestic Vessel
Dayrates and Utilization
$100 change in dayrate = $2.2M in revenue
1% change in utilization = $2.0M in revenue
20%
30%
40%
50%
60%
70%
80%
9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000

13 $3,000 $5,000 $7,000 $9,000 $11,000 $13,000 $15,000 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 Domestic Dayrates New Vessels Remaining Vessels

14 THE LARGEST NEW FLEET

Vessel Commitments Post January 2000
Through 9/30/06
“$1,451m funded to date”
(1) Includes vessels added to the fleet financed by bareboat charter.
* Excludes ENSCO fleet acquisition effected April 1, 2003
$1,717m 143
TOTALS: (1)
$200m 53 Crewboats & Tugs
$699m 44 PSV’s
$818m 46 AHTS
Committed Vessel Count

17 … And Counting (Present Order Book) AHTS 16 PSV’s 5 Crewboats & Tugs 4 Total Present Order Book (1) 25 (1) Includes vessels to be added to the fleet financed by bareboat charter.

* Net vessels added to the fleet since January 2000, including 25 vessels under construction
* Since 4/01/05, 19 vessels have been scrapped and 69 have been sold
Out With the Old---In With the New (last 7 years)
0
100
200
300
400
277 Sold
62 Scrapped
339
A Rapid and Orderly Transition
Active Fleet Disposition
399
131 New Vessels

19 Striving to Achieve Financial Balance Financial Strength

Balance Sheet
$300 $             300 Total Debt
300 300 Senior Notes Debt
0 0 Revolver Debt
$2,365 $          2,421 Total Liabilities & Equity
1,659 1,697 Stockholders’ Equity
590 601 Other Liabilities
116 123 Current Liabilities
$2,365 $          2,421     Total Assets
463 428 Other Assets
1,373 1,419 PP&E
283 317 Other Current Assets
$246               $             257 Cash
March
2006
September
2006
(millions of dollars)

1.55
271
122
Earnings Growth Over The Last Year
(1) Exclusive of $42.8 million after tax gain ($.74 per share) resulting from the sale of six KMAR 404 vessels in July 2005
(2) Exclusive of $17.2 million after tax gain ($. 31 per share) resulting from the sale of 11 offshore tugs in August 2006.
1.11
65
236
116
54
182
3/31/06
Qtr
.68
39
198
106
41
157
9/30/05
Qtr
1.04
60
228
103
51
177
12/31/05
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
1.23
71
259
120
6/30/06
Qtr
62
197
87
9/30/06
Qtr
62
209
Vessel Oper. Costs
(1)
(1)
(2)
(2)

Current OSX Dividend Yields
1.2%
0.9%
0.8% 0.8%
1.7%
0.6%
0.8%
0
0.5
1
1.5
2
Tidewater
Halliburton Schlumberger
Baker
Hughes
Global
Santa Fe
BJ Services
Smith
International
0.6%
Rowan
0.2%
Noble Corp

Future Outlook
Fiscal
2000 2004 2005 2006 2007 2008
E.P.S. 1.37 .73 $1.78 $3.33
(4)
$5. 59
(1)
$5.93
(1)
Active New Vessels
(2)
--- 66 95 101 110 128
New Vessel Profit Contribution --- 24% 30% 44% --- ---
Fleet Average Age (years)
(3)
19 19 20 20 18 18
(1)
First Call consensus estimates as of November 1, 2006, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2)
Vessels built or acquired after 1 - 1- 2000 inclusive of newbuilds committed to as of September 30, 2006.
Does not include an additional 3 vessels committed for delive ry in Fiscal 2009.
(3)
Includes committed newbuilds with no assumed fleet retirements.
(4)
Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.

Our Strategy-Steady as she goes
Seek the right acquisition(s) at the right price– whole
fleets or individual vessels
Continue to renew the fleet in a disciplined way
Maintain and grow market share – Domestic and
International
Continue to push dayrates to grow profits and cash flow
Continue to Add Incremental Value (Implementation of
EVA)
Maintain financial strength

26 Celebrating our 50 th Anniversary at NYSE

November 13-15, 2006
J. Keith Lousteau – Chief Financial Officer, Executive Vice President & Treasurer
Joseph M. Bennett – Senior VP, Principal Accounting Officer, Chief Investor Relations Officer
JPMorgan Small/Mid Cap Conference